 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2025

Chrome Holding Co.

(Exact name of registrant as specified in its charter)

Delaware	001-39587	87-1240344
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

870 Market Street, Room 415

San Francisco, California 94102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 938-6300

23andMe Holding Co.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously disclosed, on March 23, 2025, Chrome Holding Co., a Delaware corporation (the “Company”), and certain of its subsidiaries (collectively, the “Filing Subsidiaries” and, together with the Company, the “Debtors”) filed voluntary petitions seeking relief under Chapter 11 of Title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court (the “Court”) for the Eastern District of Missouri (the “Chapter 11 Cases”).

As previously disclosed, on August 15, 2025, the Debtors filed with the Court the Joint Plan of Chrome Holding Co. and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code and a related disclosure statement.

On September 24, 2025, the Debtors filed the First Amended Joint Plan of Chrome Holding Co. and its Debtor Affiliates (the “Amended Proposed Plan”) and a related amended disclosure statement (the “Amended Proposed Disclosure Statement”) with the Court. On September 25, 2025, the Court held a hearing to consider, among other things, approval of the Amended Proposed Disclosure Statement (the “Hearing”) and approved the Amended Proposed Disclosure Statement, subject to certain modifications thereto. On September 30, 2025, the Debtors filed the Second Amended Joint Plan of Chrome Holding Co. and its Debtor Affiliates (the “Second Amended Proposed Plan”) and a further amended disclosure statement (the “Second Amended Proposed Disclosure Statement”) to make certain changes requested at the Hearing.

The Amended Proposed Plan, the Second Amended Proposed Plan, the Amended Proposed Disclosure Statement and the Second Amended Disclosure Statement have been updated to reflect, among other terms, (a) two additional classes of claims against the Debtors, (b) a new settlement agreement between the Debtors and certain litigation plaintiffs, and (c) a toggle structure whereby the Chrome Debtors (as defined in the Second Amended Proposed Plan) may enter into an Equity Sale Transaction (as defined in the Second Amended Proposed Plan) pursuant to which the Chrome Debtors may continue in existence, reorganize, and/or reinstate or otherwise preserve the equity interests of the Chrome Debtors in order to maximize the value of their estates for the benefit of their stakeholders.

Although the Debtors intend to pursue the objectives and the terms set forth in the Second Amended Proposed Plan and the Second Amended Proposed Disclosure Statement, there can be no assurance that the Court will approve the Second Amended Proposed Plan or that the Debtors will be successful in consummating the transactions set forth in the Second Amended Proposed Plan or any similar transaction, on different terms or at all. The Bankruptcy Code does not permit solicitation of acceptances of a chapter 11 plan until the Court enters an order approving the disclosure statement relating to the chapter 11 plan. Accordingly, neither the Debtors’ filing of the Second Amended Proposed Plan and Second Amended Proposed Disclosure Statement, nor this Current Report on Form 8-K, is a solicitation of votes to accept or reject the Second Amended Proposed Plan. Any such solicitation will be made pursuant to and in accordance with applicable law, including orders of the Court.

Information contained in the Second Amended Proposed Plan and the Second Amended Proposed Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Second Amended Proposed Plan or Second Amended Proposed Disclosure Statement, third-party actions, or otherwise, and should not be relied upon by any party. Such amendments and supplements will also be available for review and free of charge online at https://restructuring.ra.kroll.com/23andMe. Such amendments and supplements may be filed with the Court without the filing of an accompanying Current Report on Form 8-K. The documents and other information available via website or elsewhere are not part of this Current Report on Form 8-K and will not be deemed incorporated herein.

Copies of the Amended Proposed Plan, the Amended Proposed Disclosure Statement, the Second Amended Proposed Plan, and the Second Amended Proposed Disclosure Statement are attached as Exhibits 99.1, 99.2, 99.3 and 99.4 respectively, to this Current Report on Form 8-K. The foregoing description of the Amended Proposed Plan, the Amended Proposed Disclosure Statement, the Second Amended Proposed Plan, and the Second Amended Proposed Disclosure Statement is a summary only and is qualified in its entirety by reference to the full text of the Amended Proposed Plan, the Amended Proposed Disclosure Statement, the Second Amended Proposed Plan, and the Second Amended Proposed Disclosure Statement.

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Company’s claims agent Kroll at https://restructuring.ra.kroll.com/23andMe, by calling (888) 367-7556, or by sending an email to 23andMeInfo@ra.kroll.com. The documents and other information available via website or elsewhere are not part of this Current Report on Form 8-K and will not be deemed incorporated herein.

Cautionary Note Regarding the Company’s Common Stock

The Company cautions that trading in the Company’s Class A common stock, $0.0001 par value per share (the “Common Stock”) during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s Common Stock may bear little or no relationship to the actual recovery, if any, by holders of the Common Stock in the Chapter 11 Cases. The Company cannot assure investors of the liquidity of an active trading market, the ability to sell shares of the Common Stock when desired, or the prices that an investor may obtain for the shares of the Common Stock.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included or incorporated in this document are forward-looking statements. The words “believes,” “anticipates,” “estimates,” “plans,” “expects,” “intends,” “may,” “could,” “should,” “potential,” “likely,” “projects,” “predicts,” “continue,” “will,” “schedule,” and “would” or, in each case, their negative or other variations or comparable terminology, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are predictions based on the Company’s current expectations and projections about future events and various assumptions. The Company cannot guarantee that it will actually achieve the plans, intentions, or expectations disclosed in its forward-looking statements and you should not place undue reliance on the Company’s forward-looking statements. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond the control of the Company), or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements, which could include the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Court rulings in the Chapter 11 Cases (including whether the Second Amended Proposed Plan will be confirmed by the Court and whether the Effective Date of the Second Amended Proposed Plan occurs) and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with any third-party motions in the Chapter 11 Cases, the adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s Chapter 11 Cases; trading price and volatility of the Common Stock; and the continuation of trading of the Common Stock on the OTC Pink Market, including whether broker-dealers will continue to provide public quotes of the Common Stock on the OTC Pink Market and whether the trading volume of the Common Stock will be sufficient to provide for an efficient trading market. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including under Item 1A, “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as filed with the SEC, and as revised and updated by the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The statements made herein are made as of the date of this document and, except as may be required by law, the Company undertakes no obligation to update them, whether as a result of new information, developments, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	First Amended Joint Plan of Chrome Holding Co. and its Debtor Affiliates, dated September 24, 2025
99.2	First Amended Disclosure Statement for the First Amended Joint Plan of Chrome Holding Co. and its Debtor Affiliates, dated September 24, 2025
99.3	Second Amended Joint Plan of Chrome Holding Co. and its Debtor Affiliates, dated September 30, 2025
99.4	Second Amended Disclosure Statement for the Second Amended Joint Plan of Chrome Holding Co. and its Debtor Affiliates, dated September 30, 2025
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHROME HOLDING CO.

Date: October 1, 2025	By:	/s/ Joseph Selsavage
Name: Joseph Selsavage
Title: Chief Executive Officer, and Chief Financial and Accounting Officer